Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Timing of Equity Awards

Annual grants of equity awards are generally decided during the C&MD Committee meetings held in February and/or March, with the grants becoming effective on the date of the meeting when they are approved. This ensures the grants are issued after the release of the previous fiscal year’s earnings information, when the public is aware of the information and the information is reflected in the stock price used to value the awards.

The C&MD Committee does not time awards of equity grants to influence the value of compensation in any way. Executive officers do not influence the selection of grant dates. Special grants approved by the Committee are effective either on a specified future date (such as a hire date, promotion date, or monthly grant date), or on the approval date. For approvals made by written consent, the grant date cannot precede the date when all Committee members approvals have been received.

Occasionally, special circumstances may lead the C&MD Committee to issue annual equity awards outside the usual February or March timeline. In these cases, the Committee maintains its policy of not timing equity grants to exploit material non-public information or to impact the value of compensation either positively or negatively.

We do not grant stock options or option-like awards to our employees.

Award Timing Method	Annual grants of equity awards are generally decided during the C&MD Committee meetings held in February and/or March,
Award Timing Predetermined	true
Award Timing MNPI Considered	false